UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to Rule 14a-11(c) and Rule 14a-12

PSYCHIATRIC SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on May 20, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement for the 2008 Annual Stockholder Meeting and 2007 Annual Report to Stockholders are available at www.proxyvote.com. To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 5, 2008. To request material:Internet: www.proxyvote.comTelephone: 1-800-579-1639**Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. PSYCHIATRIC SOLUTIONS, INC. 6640 CAROTHERS PARKWAY SUITE 500 FRANKLIN, TN 37067 PSYCHIATRIC SOLUTIONS, INC. Vote In Person Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions. Vote By Mail To vote by mail, you must request a paper copy of the proxy materials and return the proxy card enclosed with the materials. To request a paper copy of the proxy statement, annual report and form of proxy relating to our future stockholder meetings, visit www.proxyvote.com, telephone 1-800-579-1639 or send an e-mail to sendmaterial@proxyvote.com. You must have available the 12- digit control number described above.

Meeting Location The Annual Meeting for holders as of March 31, 2008 is to be held on May 20, 2008 at 8:00 a.m. Central Time at: Psychiatric Solutions, Inc. 6640 Carothers Parkway Suite 500 Franklin, TN 37067 For directions to the Annual Meeting, please call: 615-312-5700.

Voting items The Board of Directors recommends a vote “For” each of the nominees for director named in proposal 1 and “For” proposals 2 and 3. 1.Election of Class III Directors. Nominees: 01) Joey A. Jacobs 02) Edward K. Wissing 03) William M. Petrie, M.D. 2.Approval of the amendment to the Psychiatric Solutions, Inc. Equity Incentive Plan. 3.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

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